Exhibit 10.2

EXECUTION VERSION

FIRST AMENDMENT TO THE ARC LP GUARANTEE

FIRST AMENDMENT, dated as of October 14, 2005 (this “Amendment”), to the ARC LP Guarantee, dated as of April 6, 2005 (as previously amended, supplemented or otherwise modified, the “Existing ARC LP Guarantee”, and as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “ARC LP Guarantee”), by Affordable Residential Communities LP (the “Guarantor”) in favor of Merrill Lynch Mortgage Capital Inc. (the “Lender”).

RECITALS

The Guarantor and the Lender are parties to the Existing ARC LP Guarantee.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing ARC LP Guarantee.

The Guarantor and the Lender have agreed, subject to the terms and conditions of this Amendment, that the Existing ARC LP Guarantee be amended to revise the provisions of a covenant relating to minimum tangible net worth.

Accordingly, the Guarantor and the Lender hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing ARC LP Guarantee is hereby amended as follows:

SECTION 1.         Amendment.

1.1           Section 11 of the Existing ARC LP Guarantee is hereby amended by deleting Section 11(c) and inserting in lieu thereof the following:

(c)           Minimum Tangible Net Worth.  As of the last day of each Fiscal Quarter, the REIT shall maintain a Tangible Net Worth of not less than (i) $425,000,000, on and after September 30, 2005 through and including December 31, 2006; (ii) $385,000,000, on and after January 1, 2007 through and including December 31, 2007; and (iii) $355,000,000, on and after January 1, 2008 through and including September 30, 2008.

SECTION 2.         Conditions Precedent.  This Amendment shall become effective on the date (the “Guarantee Amendment Effective Date”) on which the following conditions precedent shall have been satisfied:

2.1           Delivered Documents.  On the Guarantee Amendment Effective Date, the Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:

(a)           Amendment.  This Amendment, duly executed and delivered by a duly authorized officer of the Guarantor and by the Lender;

(b)           First Amendment to the Credit Agreement. The First Amendment to the Credit Agreement, dated as of October 14, 2005, duly executed and delivered by a duly authorized officer of ARC HousingTX LP and ARC Housing LLC and by the Lender;

(c)           Legal Opinions. Opinion, dated as of the Guarantee Amendment Effective Date and addressed to the Lender, from Skadden, Arps, Slate, Meagher & Flom LLP, special New York counsel to the Guarantor;

(d)           Resolutions, etc.  from the Guarantor, (i) a copy of a current good standing certificate of the Secretary of State (or comparable official) of the jurisdiction of organization of the Guarantor and (ii) a certificate duly executed and delivered by the Guarantor’s Secretary or Assistant Secretary as to (A) resolutions of the Guarantor’s board of directors (or analogous governing body as Person or Persons) then in full force and effect authorizing the execution, delivery and performance of this Amendment and any related documents or agreements and the transactions contemplated hereby and thereby, (B) the incumbency and signatures of those of the Guarantor’s officers authorized to act with respect to this Amendment, and (C) the full force and validity of each Organic Document of the Guarantor and copies thereof (or a certificate of the Guarantor’s Secretary or Assistant Secretary that there have been no changes to the versions of such Organic Documents provided to the Lender in connection with the effectiveness of the Existing ARC LP Guarantee), upon which certificates the Lender may conclusively rely until it shall have received a further certificate of the Secretary or Assistant Secretary of the Guarantor canceling or amending such prior certificate; and

(e)           Other Documents.  Such other documents as the Lender or counsel to the Lender may reasonably request.

2.2           No Material Adverse Change. There shall have been no material adverse change in the financial condition of the Guarantor prior to the Guarantee Amendment Effective Date.

2.5           No Default.  On the Guarantee Amendment Effective Date, (i) the Guarantor shall be in compliance with all the terms and provisions set forth in the Existing ARC LP Guarantee on its part to be observed or performed and (ii) both before and after giving effect to the amendment, no Default shall have occurred and be continuing on such date.

2.6           Representations and Warranties.  On the Guarantee Amendment Effective Date, the representations and warranties in the Existing ARC LP Guarantee shall be true and correct as of such date, unless such representations and warranties relate to an earlier date, both before and after giving effect to the Amendment.

SECTION 3.         Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing ARC LP Guarantee shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that reference therein and herein to the “Loan Documents” shall be deemed to include, in any event, this Amendment.  Each reference to the Existing ARC LP Guarantee in any of the Loan Documents shall be deemed to be a reference to the Existing ARC LP Guarantee as amended hereby.  The execution of this Amendment by the Lender shall not operate as a waiver of any of their rights, powers or privileges under the Existing ARC LP Guarantee or under any of the other Loan Documents except as expressly set forth herein.

SECTION 4.         Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.  Delivery of an executed signature page of this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of an executed original counterpart of this Amendment.

SECTION 5.         GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. THIS AMENDMENT INCORPORATES BY REFERENCE, AND THE GUARANTOR AND LENDER HEREBY AGREE TO BE SUBJECT TO, THE PROVISIONS SET FORTH IN SECTION 19 OF THE EXISTING ARC LP GUARANTEE.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

GUARANTOR

AFFORDABLE RESIDENTIAL COMMUNITIES LP

By	/s/Scott L. Gesell
	Name:	Scott L. Gesell
	Title:	Vice President

FIRST AMENDMENT ARC LP GUARANTEE

ACKNOWLEDGED AND AGREED:

MERRILL LYNCH MORTGAGE CAPITAL INC.

By	/s/Joshua A. Green
Name: Joshua A. Green
Title: Vice President

FIRST AMENDMENT ARC LP GUARANTEE